Federated Investors
World-Class Investment Manager

Richard B. Fisher

President

Federated Limited Duration Government Fund, Inc.

President's Message

Dear Valued Shareholder:

Federated Limited Duration Government Fund, Inc. (formerly, Federated Adjustable Rate U.S. Government Fund, Inc.) was created in 1991, and I am pleased to present its 10th Semi-Annual Report. This report is for the six-month period ended August 31, 2000.

As of August 31, 2000, the fund's net assets totaled $94.6 million. During the period covered by the report, the fund paid income of $0.248 per share. The fund's total return performance for the six-month reporting period was 2.80%, based on net asset value.1

Please note the change in the fund's name, objective and security selection. With shareholder approval, on September 11, 2000:

  The fund changed its name to Federated Limited Duration Government Fund, Inc.;
  Changed its investment objective from current income to total return; and
  Changed its investment policy to enable investment in all types of government securities including Treasurys, mortgage-backed securities, and other government agency obligations.

Influencing this change is the fact that the adjustable rate mortgage sector has been a weak performer over the past several years. We believe this diversified government portfolio offers more attractive total return potential for you than one focused primarily on adjustable rate mortgages.

Thank you for investing with Federated. As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
October 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's six-month total return as of August 31, 2000, reflecting the 1.00% contingent deferred sales charge, was 1.80%.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Todd Abraham, CFA

Vice President

Federated Investment Management Company

Investment Review

The Federal Reserve Board raised the federal funds target rate one-half percentage point to 6.50% in May--the third increase of 2000--but has since taken no further action. How have fixed-income investments, and adjustable rate mortgage investments in particular, performed in this environment?

The Federal Reserve Board ("the Fed") voiced concern that strong demand could outstrip supply, resulting in higher inflation. In an effort to stave off potential inflationary pressures, the federal funds target rate was increased a total of 0.75% during the fund's six-month reporting period. Economic data indicate the increases have impacted growth, which has slowed in recent months.

Treasurys put in a mixed performance during the past six months. Short maturity yields, such as the six-month bill, rose substantially, and one-year bill yields were little changed, while two- through 30-year notes and bonds rallied. Generally speaking, demand for adjustable rate mortgage securities lagged.

How did Federated Adjustable Rate U.S. Government Fund, Inc. perform for shareholders in terms of total return and income during the first six months of its fiscal year?

The fund paid a dividend of $0.248 per share over the reporting period ended August 31, 2000. Over the same period, the fund's total return, based on net asset value, was 2.80%. This compared to a total return of 3.24% for the Merrill Lynch 1-Year Treasury Index, 3.48% for the Merrill Lynch 2-Year Treasury Index, and 2.78% for the Lipper ARMs Fund Average.1

How were the assets of the fund allocated among different types of mortgage-backed securities at the end of the reporting period?

As of August 31, 2000, the fund's portfolio was primarily invested in the following types of issues:

Percentage of Net Assets
Federal Home Loan Mortgage Corporation	42.1%
Government National Mortgage Association	36.5%
Federal National Mortgage Association	17.0%

How have adjustable rate mortgage investments performed in recent years?

Demand for adjustable rate mortgage securities has decreased significantly in recent years. Mutual fund assets in Lipper's adjustable rate mortgage category have fallen precipitously from the peak levels of the early 1990s. Historically, financial institutions were an additional source of demand for adjustable rate mortgages. However, this source of demand has decreased in recent years as well. Due to the demand/supply imbalance, performance of these securities has been disappointing. In order to pursue potentially better opportunities, the investment strategy and objective of the fund have been changed.

What changes will be made to the fund?

Federated Adjustable Rate U.S. Government Fund, Inc. is being changed in name, investment objective and strategy. Effective September 11, 2000, the fund's name was changed to Federated Limited Duration Government Fund, Inc. and its objective was changed from a focus on current income to total return. The fund will remain a high-quality, short duration2 U.S. government fund but will invest in all forms of U.S. government and government agency obligations, which include mortgage-backed securities.

1 The Merrill Lynch 1-Year and 2-Year Treasury Indexes comprise the most recently issued 1-year and 2-year Treasury notes, respectively. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and actual investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

What are the potential benefits to share-holders from this change to a multi-sector government fund?

Enhanced flexibility will allow the fund's management to make greater use of its government securities expertise. The fund will pursue its total return objective through active sector allocation among Treasurys, agencies and mortgage backed securities.

Will there be new share classes for Federated Limited Duration Government Fund?

Yes. The F Share class will be eliminated, and the fund will have two no-load share classes: Institutional Shares with a minimum investment of $100,000, and Institutional Service Shares with a minimum investment of $25,000. Shareholders of Federated Adjustable Rate U.S. Government Fund, Inc. who convert into Federated Limited Duration Government Fund, Inc. will hold Institutional Service Shares. The investment minimum will be waived for existing shareholders.

Who will manage the fund?

Todd Abraham, CFA, currently co-manager of Federated Adjustable Rate U.S. Government Fund, Inc., will be the manager for Federated Limited Duration Government Fund, Inc. and focus on mortgage backed securities. Susan Nason, CFA, will co-manage the fund with Todd and focus on government and agency securities. Together, they have over 24 years of fixed-income investment management experience, mostly in the area of government securities.

What is your outlook for interest rates, inflation, and the health of the U.S. economy for the remainder of 2000?

The economy appears healthy while growth has slowed from the torrid pace of early 2000. Fixed-income investors have welcomed the slowdown in domestic growth because slower growth reduces potential inflationary pressures. While inflation has remained relatively low, it has increased over the past year, led by substantially higher energy costs. In the near term, we expect interest rates to be range-bound. Such an environment may favor government agencies and mortgage backed securities. The fund is structured accordingly.

Volatility Rating

The fund has received a "volatility rating" of S1 from Standard & Poor's Ratings Services (S&P), which is current as of July 20, 2000. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S1 rating to bond funds that possess "low sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S1-rated funds should be less than or equal to that of a portfolio composed of U.S. government securities maturing within one to three years. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expected to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/ratings/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

Last meeting of Shareholders

A Special Meeting of Fund Shareholders was held on September 6, 2000. On June 27, 2000, the record date for shareholders voting at the meeting, there were 10,641,013 total outstanding shares. The following item was considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

To make changes to the Fund's fundamental investment objective and fundamental investment policy:

(a) To amend the Fund's fundamental investment objective to provide as follows: "The Fund's investment objective is to provide total return"; and

(b) To amend, and make non-fundamental, the Fund's investment policy regarding acceptable investments to provide as follows: "The Fund pursues its objective by investing its assets in U.S. government and government agency securities, including mortgage-backed securities."

For	Against	Abstentions
5,159,606	176,532	298,787

Portfolio of Investments

AUGUST 31, 2000 (UNAUDITED)

Principal Amount		Value
	LONG-TERM OBLIGATIONS--95.6%
	Federal Home Loan Mortgage Corp.--2.4%
$2,235,521	7.500%, 11/1/2014	$2,243,904

	Federal Home Loan Mortgage Corp. ARM--29.7%
27,433,093	7.702%-- 7.994%, 4/1/2018 -- 4/1/2029	28,114,762

	Federal Home Loan Mortgage Corp. REMIC--10.0%
2,998,289	Series 1946-PB, 6.500%, 6/15/2008	2,983,517
2,125,000	Series 1732-G, 6.500%, 4/15/2020	2,105,046
2,852,765	Series 1542-H, 6.500%, 10/15/2020	2,828,688
1,568,157	Series 1896-C, 7.000%, 11/15/2021	1,566,323

	TOTAL	9,483,574

	Federal National Mortgage Association ARM--13.8%
12,848,609	6.446% - 7.693%, 7/1/2018 -- 5/1/2036	13,034,395

	Federal National Mortgage Association REMIC--3.2%
1,046,000	Series 1994-60-PE, 6.750%, 11/25/2020	1,039,421
1,981,330	Series 2000-26-PA, 7.500%, 8/25/2030	1,991,355

	TOTAL	3,030,776

	Government National Mortgage Association--1.0%
840,937	8.500%, 1/15/2030	861,439

	Government National Mortgage Association ARM--28.7%
27,176,934	6.000% - 7.375%, 12/20/2017 -- 1/20/2030	27,142,118

Principal Amount or Shares		Value
	LONG-TERM OBLIGATIONS--continued
	Government National Mortgage Association REMIC--6.8%
$1,937,616	Series 1999-43-FA, 7.070%, 11/16/2029	$1,938,817
1,483,622	Series 1999-30-PF, 7.120%, 4/16/2029	1,478,741
3,074,137	Series 2000-12-FQ, 7.270%, 6/16/2029	3,069,680

	TOTAL	6,487,238

	TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $90,809,010)	90,398,206

	MUTUAL FUND--6.4%[1]
6,096,201	Government Obligations Fund (at net asset value)	6,096,201

	TOTAL INVESTMENTS (IDENTIFIED COST $96,905,211)[2]	$96,494,407

1 Pursuant to an Exemptive Order, the fund may invest in Government Obligations Fund which is managed by Federated Investment Management Company, the fund's adviser. The adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

2 The cost of investments for federal tax purposes amounts to $96,905,211. The net unrealized depreciation of investments on a federal tax basis amounts to $410,804 which is comprised of $184,843 appreciation and $595,647 depreciation at August 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($94,588,054) at August 31, 2000.

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgage
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $96,905,211)		$96,494,407
Income receivable		1,273,359

TOTAL ASSETS		97,767,766

Liabilities:
Payable for investments purchased	$2,828,361
Payable for shares redeemed	136,581
Income distribution payable	167,556
Accrued expenses	47,214

TOTAL LIABILITIES		3,179,712

Net assets for 10,129,780 shares outstanding		$94,588,054

Net Assets Consist of:
Paid in capital		$138,497,151
Net unrealized depreciation of investments		(410,804)
Accumulated net realized loss on investments		(43,705,435)
Undistributed net investment income		207,142

TOTAL NET ASSETS		$94,588,054

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($94,588,054 ÷ 10,129,780 shares outstanding)		$9.34

Offering Price per Share		$9.34

Redemption Proceeds Per Share (99.00 ÷ 100 of $9.34)[1]		$9.25

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

Investment Income:
Interest (net of dollar roll expense of $12,218)			$3,357,448

Expenses:
Investment adviser fee		$307,782
Administrative personnel and services fee		62,088
Custodian fees		9,591
Transfer and dividend disbursing agent fees and expenses		48,802
Directors'/Trustees' fees		5,530
Auditing fees		7,237
Legal fees		2,081
Portfolio accounting fees		27,309
Distribution services fee		128,243
Shareholder services fee		128,243
Share registration costs		8,006
Printing and postage		18,770
Insurance premiums		1,510
Taxes		608
Miscellaneous		8,136

TOTAL EXPENSES		763,936

Waivers and Reimbursement:
Waiver of investment adviser fee	$(76,419)
Waiver of distribution services fee	(123,113)
Waiver of shareholder services fee	(5,130)
Reimbursement of investment adviser fee	(379)

TOTAL WAIVERS AND REIMBURSEMENT		(205,041)

Net expenses			558,895

Net investment income			2,798,553

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(245,926)
Net change in unrealized depreciation of investments			246,957

Net realized and unrealized gain on investments			1,031

Change in net assets resulting from operations			$2,799,584

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) August 31, 2000	Year Ended February 29, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,798,553	$5,860,605
Net realized loss on investments ($(245,926) and $(533,376), respectively, as computed for federal tax purposes)	(245,926)	(647,735)
Net change in unrealized depreciation of investments	246,957	(496,075)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,799,584	4,716,795

Distributions to Shareholders:
Distributions from net investment income	(2,682,271)	(5,929,091)

Share Transactions:
Proceeds from sale of shares	790,291	6,419,693
Net asset value of shares issued to shareholders in payment of distributions declared	1,654,906	3,675,967
Cost of shares redeemed	(16,892,883)	(39,932,444)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,447,686)	(29,836,784)

Change in net assets	(14,330,373)	(31,049,080)

Net Assets:
Beginning of period	108,918,427	139,967,507

End of period (including undistributed net investment income of $207,142 and $90,860, respectively)	$94,588,054	$108,918,427

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 9.33	$ 9.43	$ 9.52	$ 9.56	$ 9.55	$ 9.46
Income From Investment Operations:
Net investment income	0.26	0.46	0.48	0.53	0.52	0.54
Net realized and unrealized gain (loss) on investments	0.00	(0.10)	(0.09)	(0.04)	0.03	0.08

TOTAL FROM INVESTMENT OPERATIONS	0.26	0.36	0.39	0.49	0.55	0.62

Less Distributions:
Distributions from net investment income	(0.25)	(0.46)	(0.48)	(0.53)	(0.52)	(0.53)
Distributions in excess of net investment income[1]	--	--	--	--	(0.02)	--

TOTAL DISTRIBUTIONS	(0.25)	(0.46)	(0.48)	(0.53)	(0.54)	(0.53)

Net Asset Value, End of Period	$ 9.34	$ 9.33	$ 9.43	$ 9.52	$ 9.56	$ 9.55

Total Return[2]	2.80%	3.89%	4.20%	5.25%	5.90%	6.77%

Ratios to Average Net Assets:

Expenses	1.09%[3]	1.02%	1.02%	1.10%	1.02%	1.02%

Net investment income	5.46%[3]	4.76%	5.03%	5.53%	5.42%	5.67%

Expense waiver/reimbursement[4]	0.40%[3]	0.45%	0.33%	0.28%	0.42%	0.34%

Supplemental Data:

Net assets, end of period (000 omitted)	$94,588	$108,918	$139,968	$183,604	$224,447	$304,191

Portfolio turnover	34%	65%	55%	67%	108%	144%

1 Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 2000 (UNAUDITED)

ORGANIZATION

Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Fund, for federal tax purposes, had a capital loss carry-forward of $43,170,200, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2001	$ 5,114,335

2002	12,916,149

2003	21,867,393

2004	2,738,947

2008	533,376

Additionally, net capital losses of $289,309 attributed to security transactions incurred after October 31, 1999 are treated as arising on March 1, 2000, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Capital Stock

At August 31, 2000, there were 5,000,000,000 shares of $0.001 per value capital stock authorized. Transactions in capital stock were as follows:

	Six Months Ended August 31, 2000	Year Ended February 29, 2000
Shares sold	84,637	683,229
Shares issued to shareholders in payment of distributions declared	177,720	392,119
Shares redeemed	(1,812,051)	(4,246,210)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,549,694)	(3,170,862)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended August 31, 2000, were as follows:

Purchases	$33,204,988

Sales	$49,750,173

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF AUGUST 31, 2000

Federated Limited Duration Government Fund, Inc.

(Formerly, Federated Adjustable Rate U.S. Government Fund, Inc.)

Established 1991

10TH SEMI-ANNUAL REPORT

Federated
Federated Limited Duration Government Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314072109

25891 (10/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.